UNION STREET
ACQUISITION CORP.

RAZOR CUSTOM BUILT MARKETING

ARCHWAY MARKETING SERVICES®

To Establish Marketing Operations Management Platform

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Investor Presentation
The attached presentation was filed with the Securities and Exchange Commission (“SEC”) as part of the Form 8-K filed by
Union Street Acquisition Corp. (“Union Street”) on February 27, 2008 (“February 27, 2008 8-K”).  Union Street is holding presentations for its stockholders, as well as other persons who might be interested in purchasing Union Street’s securities, regarding its purchase of Archway Marketing Services, Inc. (“Archway”) and RAZOR Business Strategy Consultants, LLC
(“RAZOR”), as described in the February 27, 2008 8-K.
Banc of America Securities LLC (“BoA”), the sole book running manager of Union Street’s initial public offering (“IPO”)
consummated in February 2007, is assisting Union Street in these efforts and will receive an advisory fee equal to $0.75 million. Union Street and its directors and executive officers, and BoA may be deemed to be participants in the solicitation of proxies for the special meeting of Union Street’s stockholders to be held to approve this transaction.
Stockholders of Union Street and other interested persons are advised to read, when available, Union Street’s preliminary proxy statement and definitive proxy statement in connection with Union Street’s solicitation of proxies for the special meeting to approve the business combination because these proxy statements will contain important information.  Such persons can also read Union Street’s final prospectus, dated February 5, 2007, as well as periodic reports filed with the SEC, for more information about Union Street, its officers and directors, and their interests in the successful consummation of this business combination.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction.  Stockholders and other interested parties will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the SEC, without charge, by visiting the SEC’s website at (http://www.sec.gov).
Information about the directors and officers of Archway and Razor, as well as updated information about the directors and officers of Union Street will be included in the definitive proxy statement.  The directors and officers of Union Street have interests in the transactions, some of which may differ from, or may be in addition to those of the respective stockholders of
Union Street generally.

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

Safe Harbor
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Union Street, Archway and RAZOR and their combined business after completion of the proposed transaction. Forward-looking statements are largely based upon the current beliefs, projections and expectations of Union
Street’s management, and are subject to assumptions, risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changing legislation or regulatory environments, requirements or changes affecting the businesses in which Archway and/or RAZOR are engaged, labor and personnel relations, changing interpretations of generally accepted accounting principles, and general economic conditions, as well as other relevant risks detailed in Union Street’s filings with the SEC. The information set forth herein should be read in light of such risks, and undue reliance should not be placed on such forward-looking statements.  None of Union Street, Archway, or RAZOR assumes any obligation to update the information contained in this presentation.
This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the SEC.  Management of Union Street believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions.  The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. A reconciliation of EBITDA to net income is included in the Appendix to this presentation.
The purchase price allocation for the proposed transactions have not yet been performed. The final determination of the purchase price allocation will be based on the fair values of assets acquired and liabilities assumed. The purchase price allocation will remain preliminary until we complete a third-party valuation and determine these fair values, determine actual transaction costs, and finalize working capital adjustments. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the preliminary amounts.

UNION STREET
ACQUISITION CORP.

RAZOR

ARCHWAY
MARKETING SERVICES®

Introduction

Union Street is creating a uniquely positioned provider of
Marketing Operations Management services through
the acquisition and combination of:
RAZOR Business Strategy Consultants, LLC
and
Archway Marketing Services, Inc.
Union Street Vision

RAZOR and Archway develop marketing strategies,
execute marketing programs and analyze
marketing effectiveness on behalf of the leading
brands in North America.  We are the interface
with their consumers, franchisees, sales forces
and dealer networks.
RAZOR & Archway

($ in thousands)

($ in thousands)

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

$0
$5,000
$10,000
$15,000
$20,000
2005** 2006 2007E 2008E
$25,000
$45,000
$65,000
$85,000
$105,000
$125,000
2005 2006 2007E 2008E
Combination to create a leading provider of
marketing analytics and execution services
Blue-chip client base consists of leading
marketers such as Target and Microsoft
Highly visible, recurring revenue with >90% of
estimated 2008 revenue contracted
Strong financial performance (2005-2007E)
Revenue 2-yr CAGR 18.4%
EBITDA 2-yr CAGR 109.5%
Substantial acquisition opportunities in highly
fragmented $175B market*
Seasoned management with “skin in the
game”
Favorable valuation metrics at $8.00 trust
value
Investment Highlights
Combined Revenue**
18.4% 2-Yr
Historical CAGR
$75.7
$90.9
$106.1
Combined EBITDA**
$3.4
$7.8
$14.9
$18.3
*Source: Direct Marketing Association Statistical Fact Book 2007
**2007 financial information is based upon unaudited estimates of the financial performance of Archway and RAZOR; 2008E revenue and EBITDA based on the midpoint of the guidance ranges of $116.5-$122.8 million and $17.8-$18.8 million, respectively; 2005 EBITDA has been adjusted to exclude $2.6M of non-recurring items; See Appendix for EBITDA Reconciliation
$119.6
109.5% 2-Yr
Historical CAGR

RAZOR CUSTOM BUILT MARKETING

ARCHWAY MARKETING SERVICES

UNION STREET ACQUISITION CORP

RAZOR

ARCHWAY MARKETING SERVICES

RAZOR & Archway
RAZOR:
Founded in 2003 and headquartered in Dallas, TX
Approximately 165 employees
Focused on heavy data analytics and program design capabilities
•
Customer and transaction analytics: media mix modeling, segmentation, and ROI analysis
•
Transaction-level communications: database marketing/CRM, direct mail, promotion, web development and digital communications
Ad Age #1 growth Marketing Services Agency for 2006 and Ad Age Top 40 Marketing Services
Agency for 2007
Archway:
Founded in 1953 and headquartered in Minneapolis, MN
Approximately 580 employees across 8 North American facilities and 6 on-site locations
Focused on the operational components of outsourced marketing services
•
Fulfillment and distribution, print on demand, warehousing, kitting, and logistics
•
Sales support, sales portals, inventory management, business decision support tools
A rapidly growing direct and interactive marketing agency
A leading provider of Marketing Operations Management services

Transaction Overview

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Union Street will create a uniquely-positioned Marketing Operations Management platform by acquiring two complementary organizations:
RAZOR Business Strategy Consultants, LLC
Archway Marketing Services, Inc.
Aggregate purchase price of $110.3 million, of which $13.0 million will be paid in Union
Street common stock
7.4x 2007E EBITDA*
5.8x 2008E EBITDA*
$30 million senior credit facility commitment from Bank of America
Transactions will create future tax benefits with a present value of approx. $20 million
Union Street’s leadership team will remain CEO and CFO of company post -acquisition
Previously participated in building two $1B revenue companies
Proposed transactions expected to close in the third quarter of 2008
Transaction Summary
*See Appendix for EBITDA Reconciliation; 2007E EBITDA is based upon unaudited estimates of the financial performance of Archway and RAZOR; 2008E
EBITDA assumes midpoint of the sum of the guidance ranges for Archway and RAZOR

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

Archway Marketing Services, Inc.
Purchase price: $80.3 million  - 7.7x 2007E EBITDA*  / 5.9x 2008E EBITDA*
Acquired from AHL Services, Inc., whose CEO and 5% shareholder is Clay Perfall (also CEO of
Union Street)
Mr. Perfall will purchase Union Street common shares with 100% of his after tax proceeds, estimated at $3 million, bringing total investment of Union Street management to $6.0 million
•
Shares will be acquired at $8.00 per share and will be restricted from sale, hedge or pledge for one year
RAZOR Business Strategy Consultants, LLC
Purchase price: $30.0 million  - 6.7x 2007E EBITDA* / 5.5x 2008E EBITDA*
$10.0 million of total consideration will be paid in Union Street common stock
Shares will be valued at $7.60 per share and will be restricted from sale, hedge or pledge for two years
Transaction Summary (Continued)
*See Appendix for EBITDA Reconciliation; 2007E EBITDA is based upon unaudited estimates of the financial performance of Archway and RAZOR; 2008E EBITDA assumes midpoint of the guidance range for Archway and RAZOR
Combination of RAZOR and Archway creates value through increased scale, greater breadth of complementary services, expanded roster of clients, and deeper pool of talent

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

Valuation Analysis
Fully-diluted valuation metrics based on $8.00 assumed common share value
Growth in revenue and EPS is expected to be accelerated significantly by an aggressive acquisition program
Expected acquisition growth is not included in the valuation metrics reflected above
1.2x
1.5x
18.5x
23.5x
9.8x
12.2x
Peer Group** Union Street*
1.1x 2008E P/E/G
1.4x
19.3x
24.3x
9.4x
11.5x
2007 P/E
2007 P/E/G
2008E P/E
EV/2008E EBITDA
EV/2007 EBITDA
* See Appendix for EBITDA Reconciliation; 2007 EBITDA is based upon unaudited estimates of the financial performance of Archway and RAZOR;
2008E EBITDA assumes the midpoint of the guidance range
**Closing price on 2/19/2008; See Appendix for definition of peer group
All amounts assume USQ common share price equal to estimated trust value of $8.00

Business Overview

01- 06 CAGR = 4.1%
07- 11E CAGR = 5.2%

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY

Annual US direct marketing spend is estimated at $175 billion*
42% of brand marketers are increasing marketing budgets for 2008**
Outsourced portion of the market growing rapidly
U.S. Direct Marketing Expenditures
$137
$157
$167
$175
$215
50
100
150
200
$250
2001 2005 2006 2007 2011E
($ in billions)
Strong Industry Growth
*Source: Direct Marketing Association Statistical Fact Book 2007
**Source: 2007 Industry Trends Report

RAZOR

ARCHWAY MARKETING SERVICES

RAZOR

UNION STREET ACQUISITION CORP

ARCHWAY MARKETING SERVICES

• Develop
Strategies and
Objectives
• Budget
Development
• Supply Chain
Planning
• Marketing Plan
Development
• Print and Digital
Creative Development
• CRM/Database
Marketing/Direct Mail
• Web Development &
Digital Communications
• Collaborative Workflow
Guideline
• Campaign Coordination
and Media Optimization
• Sales Portals/E-
stores
• Order
Management
• Kitting and
Assembly
• Inventory
Management
• Transportation
Management
• Returns/Recalls
• Track KPIs
• Operational Reporting
and Alerts
• Decision Support
Dashboards
• Marketing
Effectiveness
Measurement
• Financial
Management &
Reporting
• Product
Procurement
• Print Management
• Scheduling
• Multi-Vendor
Logistics
• Quality Control
Marketing Operations Management – Unique
Offering
Marketing Operations Management - the turn-key execution of marketing programs.
Combined RAZOR/Archway creates unique integrated service offering with significant cross-selling opportunity
Marketing &
Resource
Strategy
Creative, Design &
Communications
Analytics &
Evaluation
Vendor
Management
Distribution &
Logistics
Services
Marketing &
Resource
Strategy
Creative, Design &
Communications
Analytics &
Evaluation
Vendor
Management
Distribution &
Logistics
Services

UNION STREET
ACQUISITION CORP
RAZOR
ARCHWAY
MARKETING SERVICES

RAZOR Case Study
National provider of equipment rental services (3,400+ retail locations)
faced declining same store sales, lack of store traffic, and lower share price
Built customer strategic “blueprint”
Business analytics: less discounting
Consumer segmentation: defined brand “sweet spot”
Resource blueprint: new communications management approach
Implemented enhanced digital marketing approach / new online concept
Result: Online sales leads almost doubled/Web revenue per customer increased 46%
Shifted focus of print to less promotional message
Result: increased sales 4%-11% over the prior promotional periods
Addition of Archway capabilities would complete integrated solution by adding print procurement, fulfillment, and store profiling, resulting in reduced print and logistics costs
Overall Results: same store sales increased from -5.5% to +3.4% in one year

UNION STREET
ACQUISITION CORP
RAZOR
ARCHWAY
MARKETING SERVICES

Archway Case Study
National quick serve restaurant (7,000+ franchise locations) incurred unnecessary spend on POS print purchased in bulk
Created franchise profiles
Database creation: identified POS needs based on franchise blue-print for profile database
Printing based on profile: profile database drives print quantities reducing waste
Consolidated shipping: weekly shipping reduced and improved franchisee experience
Implemented onsite account management
Executed complete in-store marketing campaigns for franchisees (print, logistics, store profiling, financial management)
Result: reduced printing costs by approximately 50% in 4 years, despite a 14% increase in the store base over the same period
Overall Results: cut POP costs by more than half, resulting in annual savings of >$10 million
Addition of RAZOR capabilities would complete integrated solution by adding data analytics and ROI management, resulting in increased incremental sales

Food & Beverage

Retail

Automotive

Life Sciences

Financial Services

Consumer Products

Technology

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Blue-Chip Client Roster/Broad Industry
Diversification*
Top 1 = 9.9%     Top 5 = 43.2%     Top 10 = 69.2%
*Representative, but not all-inclusive, list of clients; based on 2007E revenue, which represents unaudited estimates of the financial performance of Archway and RAZOR
32%
22% 14%
10% 5%
13%
4%
•General Mills
•Domino’s Pizza
•Target
•Rent-A-Center
•General Motors
•Ford
•AstraZeneca
•Johnson & Johnson
•JPMorganChase
•Old Mutual
•Whirlpool
•La-Z-Boy
•Microsoft

UNION STREET ACQUISITION CORP

RAZOR

ARCHWAY MARKETING SERVICES

Highly Visible, Recurring Revenue
Typical service contract is 2 to 4 years
Average tenure of largest 10 clients is 7 years
Strong visibility on ensuing 12 months of client revenue
>90% of estimated 2008 revenue contracted
Turn-key integrated solution creates strategic relationships with clients:
Embedded in the clients’ business process
Improves program effectiveness
Reduces client costs
Creates barriers to switching

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Acquisition Opportunities
Highly-fragmented market offers vast acquisition
opportunities
Acquisitions will be focused on candidates that:
Broaden service offerings and Marketing Operations Management capabilities
Increase the scale of existing capabilities within:
•
New geographies;
•
New industry verticals; or
•
Strategically important clients
Are privately owned
Are accretive to earnings and cash flow

UNION STREET
ACQUISITION CORP
RAZOR
ARCHWAY
MARKETING SERVICES

Union Street Management
A. Clayton Perfall, Chairman, CEO and President
25 years in Business/Marketing Services
AHL Services, Inc.
inVentiv Health, Inc.
Snyder Communications, Inc.
Brian H. Burke, CFO, Treasurer and Director
25 years in Business/Marketing Services
AHL Services, Inc.
Snyder Communications, Inc.
Experienced Management Team with Significant
Industry Expertise

UNION STREET
ACQUISITION CORP
RAZOR
ARCHWAY
MARKETING SERVICES

Relationship
A. Clayton Perfall: Director, CFO and head of Corporate Development from
9/1996 through 10/2000
Brian H. Burke: VP of Corporate Development from 7/1997 through
10/2000
Accomplishments
Completed 42 acquisitions of advertising and marketing agencies over a four year period
Established five platform agencies in direct marketing, sales promotion, advertising, pharmaceutical sales (inVentiv Health), and web development
Increased revenues from $83 million to $1.1 billion over a four year period
Created shareholder liquidity events valued at $2.7 billion
Created shareholder liquidity events valued at $35.85/share within four years of IPO at
$17/share
Management Case Study: Snyder
Communications, Inc. (Formerly: NYSE:SNC)

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

Relationship
Spun-off from Snyder Communications in 10/1999
A. Clayton Perfall: Director since 10/1999
Eran Broshy: CEO since 10/1999, Chairman since 6/2006
Accomplishments
Completed 16 strategic acquisitions over last 7 years
Established four platform companies in pharmaceutical commercialization, communications, clinical staffing and patient outcomes
Increased revenue from $370 million at spin-off to current annual run rate of over $1 billion
Increased market capitalization from $220 million at the time of spin-off to current $1 billion
Increased share price from $9.00 at time of spin-off to current $33.00
Management Case Study: inVentiv Health, Inc.
(NASDAQ: VTIV)

Financial Overview

($ in thousands)

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

Financial Highlights (Combined): Revenue*
Solid double-digit revenue growth for both Archway and RAZOR
Growth driven by a combination of new client wins and increased penetration within existing client base
Combined company offers broader scope of services, creating cross-selling opportunities
Combined Revenue*
*2007 revenue is based upon unaudited estimates of the financial performance of Archway and RAZOR; 2008E assumes midpoint of the revenue guidance range of $116.5-$122.8 million
$25,000
$45,000
$65,000
$85,000
$105,000
$125,000
2005 2006 2007E 2008E
18.4% 2-Yr
Historical CAGR
$75.7
$90.9
$106.1
$119.6

($ in thousands)

UNION STREET
ACQUISITION CORP
RAZOR
ARCHWAY

$0
$5,000
$10,000
$15,000
$20,000
2005(1) 2006 2007E 2008E
Financial Highlights (Combined): EBITDA*
Strong earnings growth
EBITDA growth rate has exceeded 100%
Opportunity for continued margin expansion
Combined EBITDA*
(1) 2005 EBITDA has been adjusted to exclude $2.6M of non-recurring costs
*See Appendix for EBITDA Reconciliation; 2007E EBITDA is based upon unaudited estimates of the financial performance of Archway and RAZOR; 2008E revenue and EBITDA based on the midpoint of the guidance ranges of $116.5-$122.8 million and $17.8-$18.8 million, respectively.
0.0%
5.0%
10.0%
15.0%
20.0%
2005(1) 2006 2007E 2008E
Combined EBITDA Margin*
4.5%
8.6%
14.0%
15.3%
$3.4
$7.8
$14.9
$18.3
109.5% 2-Yr
Historical CAGR

≤

UNION STREET
ACQUISITION CORP

RAZOR

ARCHWAY
MARKETING SERVICES

2008 outlook for combined company reflects continued
strong double-digit organic growth*
Revenues expected to be $116.5 to $122.8 million, an increase of 13%
from 2007E assuming the midpoint
EBITDA expected to be $17.8 to $18.8 million, an increase of 23% from
2007E assuming the midpoint
Assumptions do not include cross-selling opportunities, cost-cutting synergies, or any acquisitions
Expected to generate substantial free-cash flow
Capital expenditures estimated at 3% of revenue
Post-closing leverage should be 1.2x 2008E EBITDA
Business Outlook
*2007E revenue and EBITDA is based upon unaudited estimates of the financial performance of Archway and RAZOR; See Appendix for EBITDA Reconciliation

Appendix

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

Financial Overview
in $ millions
2006 2007 E Midpoint 2008 E
Archway 2005 2006 Growth 2007 E(1) Growth 2008 E Growth Low High
Revenue 66.54 $        77.76 $       16.9% 88.95 $       14.4% 98.64 $       10.9% 96.04 $    101.24 $
EBITDA 1.01 (2) 5.12 406.9% 10.40 103.1% 13.50 29.8% 13.14 13.86
Margin % 1.5% 6.6% 11.7% 13.7% 13.7% 13.7%
CAPEX 4.47 0.90 2.06 2.80
RAZOR 2005 2006 2007 E 2008 E Low High
Revenue 9.12 $          13.09 $       43.5% 17.14 $       30.9% 21.00 $       22.5% 20.45 $    21.55 $
EBITDA 2.38 2.65 11.6% 4.46 68.2% 5.50 23.4% 5.36 5.64
Margin % 26.0% 20.2% 26.0% 26.2% 26.2% 26.2%
CAPEX 0.54 0.54 0.92 0.80
Estimated Incremental Public Company Costs (3) (0.75) (0.75) (0.75)
Combined 2005 2006 2007 E 2008 E Low High
Revenue 75.66 $        90.85 $       20.1% 106.09 $      16.8% 119.64 $      12.8% 116.49 $   122.79 $
EBITDA 3.39 7.77 129.5% 14.86 91.2% 18.25 22.8% 17.75 18.75
Margin % 4.5% 8.6% 14.0% 15.3% 15.2% 15.3%
CAPEX 5.01 1.44 2.98 3.60
(1) 2007 results based upon unaudited estimates of the financial performance of Archway and RAZOR
(2) Archway 2005 non-recurring items include start-up costs associated with two new facility openings of $1.7M and $0.4M, respectively and $0.5M of other items
(3) Reflects an estimate of a half year of incremental costs
2008 E Range
2008 E Range
2008 E Range

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Financial Overview
Assumes redemptions of 19.99999%. To the extent that redemptions are lower, less acquisition financing would be required and the trust account balance would be greater
Union Street has a $30 million senior credit facility commitment from Bank of America to fund any closing obligations
Capitalization:
1 Locked up for two years from closing
2 Locked up for one year from closing; Includes Union Street Management founder shares and additional reinvested equity
3 Assumes 19.99999% shareholder redemptions
4 Warrants calculated using the treasury method; Assumes closing stock price equal to estimated Trust Value of $8.00
100.0% 18,685,591 Fully-Diluted Shares
20.7% 3,869,801 Warrants 4
79.3% 100.0% 14,815,790 Common Shares
53.5% 67.5% 10,000,001
Public Investors³
18.7% 23.6% 3,500,000
Union Street Management Shares²
7.1% 8.9% 1,315,789
RAZOR Shareholders¹
% Diluted % Common Shares Holder
Sources Uses
Trust Account 78,096 $       Purchase Price 110,300 $
Acquisition Financing 20,954 Transaction Costs 3,250
Cash held outside of trust 1,500
USQ Common Stock
- USQ Mgt 3,000
- Razor Mgt 10,000
113,550 $     113,550 $

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

EBITDA Reconciliation
In $ millions
2005 2006 2007E(6)
Archway Razor Combined Archway Razor Combined Archway Razor Combined
Net income/(loss)
from Continuing Operations (4.80) $       2.13 $        (2.67) $       1.87 $        2.35 $        4.22 $        7.55 $        4.07 $        11.61 $
Net Income Adjustments
Income tax (expense) (0.75) (0.94) (1.69) (3.02) (1.63) (4.65)
Depreciation/Amortization
Interest income/(expense), net(1)
Incremental Public Company Costs(2)
Adjusted Net Income (3)(4) (4.80) 2.13 (2.67) 1.12 1.41 2.53 4.53 2.44 6.97
Depreciation and Amortization 3.16 0.17 3.33 3.31 0.28 3.58 2.85 0.42 3.27
Interest income (expense), net 0.01 0.07 0.08 (0.05) 0.02 (0.03) 0.00 (0.03) (0.03)
Income tax expense 0.75 0.94 1.69 3.02 1.63 4.65
Non-recurring items(5) 2.64 - 2.64 - - - -
EBITDA 1.01 $        2.38 $        3.39 $        5.12 $        2.65 $        7.77 $        10.40 $       4.46 $        14.86 $
(1) Assumes no shareholder redemptions
(2) Reflects an estimate of a half year of incremental costs
(3) Adjusted Net Income assumes an effective tax rate of 40% for years 2006, 2007E and 2008E
(4) 2008 Adjusted Net Income assumes Depreciation and Amortization expense is 3% of revenue
(5) Archway 2005 non-recurring items include start-up costs associated with two new facility openings of $1.7M and $0.4M, respectively and $0.5M of other items
(6) 2007 results based upon unaudited estimates of the financial performance of Archway and RAZOR
2008E Midpoint
Archway Razor Combined
10.59 $       4.80 $        15.39 $
(4.00) (1.85) (5.86)
(0.05) 0.05 0.00
- - -
(0.53) (0.22) (0.75)
6.01 2.78 8.79
2.96 0.63 3.59
0.00 0.02 0.02
4.00 1.85 5.86
-
12.97 $       5.28 $        18.25 $

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Breadth of Service Offering - Key Differentiator
Marketing
&
Resource
Strategy
Creative, Design
&
Communications
Analytics
&
Evaluation
Distribution
& Logistics
Services
Vendor
Management
Archway/RAZOR
X X X X X
MARKETING SERVICES
WPP
X X X
inVentiv Health*
X X X X X
Omnicom Group
X X X
BPO/PRINT MANAGEMENT
CMGI
X X
InnerWorkings
X X
Resolve
X X
ASSET-LIGHT LOGISTICS
CH Robinson Worldwide
X X
Landstar
X X
*inVentiv Health serves the life sciences industry, but does not serve the industries that represent 87% of Archway/RAZOR’s revenue

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Overview of Selected Public Companies
EV / 2007 EBITDA EV / 2008 EBITDA
2007 P/E 2008 P/E
2007 P/E/G
2008 P/E/G
Public Company Valuation Multiples
Source: Various Wall Street estimates as of 2/19/08. Implied USQ multiples as per Union Street assumptions.
Note: Bar charts represent mean multiples of each respective comp group; Aggregate mean multiples represent totals of 8 selected companies.
- Marketing Services peer group includes: inVentiv Health, Omnicom Group and WPP Group.
- BPO/Print Management peer group includes: CMGI, Innerworkings and Resolve Business Outsourcing.
- Asset-Light Logistics peer group includes: C.H. Robinson and Landstar System.
9.4x
13.5x
8.8x
8.2x
0.0 x
5.0 x
10.0 x
15.0 x
20.0 x
USQ Asset - Light
Logistics
BPO / Print
Management
Marketing Services
Aggregate Mean:    9.8x
11.5x
14.8x
9.3x
13.3x
0.0 x
5.0 x
10.0 x
15.0 x
20.0 x
USQ Asset - Light
Logistics
BPO / Print
Management
Marketing Services
Aggregate Mean:   12.2x
24.3x
31.4x
26.2x
16.5x
0.0x
10.0x
20.0x
30.0x
40.0x
USQ BPO / Print
Management
Asset - Light
Logistics
Marketing Services
Aggregate Mean:    23.5x
1.4x
1.7x
1.2x
1.6x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
USQ Asset - Light
Logistics
BPO / Print
Management
Marketing Services
Aggregate Mean:    1.5x
19.3x
23.2x
20.2x
14.2x
0.0 x
10.0 x
20.0 x
30.0 x
40.0 x
USQ Asset - Light
Logistics
BPO / Print
Management
Marketing Services
Aggregate Mean:   18.5x
1.1x
1.5x
1.0x
1.0x
0.0 x
0.5 x
1.0 x
1.5 x
2.0 x
USQ Asset - Light
Logistics
BPO / Print
Management
Marketing Services
Aggregate Mean:    1.2x

UNION STREET ACQUISITION CORP
RAZOR
ARCHWAY MARKETING SERVICES

Overview of Selected Public Companies
2007E EBITDA Margin 2008E EBITDA Margin
2007E – 2008E Revenue Growth
2007E – 2008E EBITDA Growth
Margin and Growth Analysis
2008E P/E/G
LT EPS Growth
Source: Various Wall Street estimates as of 2/19/08.  Implied USQ metrics as per Union Street assumptions.
Note: Bar charts represent mean multiples of each respective comp group; Aggregate mean multiples represent totals of 8 selected companies.
- Marketing Services peer group includes: inVentiv Health, Omnicom Group and WPP Group.
- BPO/Print Management peer group includes: CMGI, Innerworkings and Resolve Business Outsourcing.
- Asset-Light Logistics peer group includes: C.H. Robinson and Landstar System.
14.0%
14.9%
7.8%
8.9%
0.0%
5.0%
10.0%
15.0%
20.0%
USQ Marketing Services BPO / Print
Management
Asset - Light
Logistics
Aggregate Mean:    10.9%
12.8%
34.7%
10.7%
9.5%
0.0%
10.0%
20.0%
30.0%
40.0%
USQ BPO / Print
Management
Marketing Services Asset - Light
Logistics
Aggregate Mean:    19.4%
1.1x
1.5x
1.0x
1.0x
0.0 x
0.5 x
1.0 x
1.5 x
2.0 x
USQ Asset - Light
Logistics
BPO / Print
Management
Marketing Services
Aggregate Mean:    1.2x
15.3% 15.2%
9.2%
7.7%
0.0%
5.0%
10.0%
15.0%
20.0%
USQ Marketing Services BPO / Print
Management
Asset - Light
Logistics
Aggregate Mean:    11.1%
22.8%
42.7%
12.8%
9.4%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
USQ BPO / Print
Management
Marketing Services
Asset - Light
Logistics
Aggregate Mean:    23.1%
17.5%
27.3%
14.1%
15.0%
0.0%
10.0%
20.0%
30.0%
40.0%
USQ BPO / Print
Management
Asset - Light
Logistics
Marketing Services
Aggregate Mean:    18.1%

RAZOR
UNION STREET ACQUISITION CORP
ARCHWAY MARKETING SERVICES

Management and Board of Directors
25+ years experience: Founder and CEO of The Forbes Group Founder, Co-President
RAZOR
Dave Kirwan
Founder, Co-President
RAZOR
COO, Archway
Marketing Services
President, Archway
Marketing Services
Director, USQ
Director, USQ
Director, USQ
CFO & Director, USQ &
CFO, AHL Services, Inc.
Chairman, CEO, &
President, USQ & CEO,
AHL Services, Inc.
25+ years experience: President of Brann WorldWide-Dallas, Executive Vice
President of J. Walter Thompson
Tom Cole
25+ years experience: Best Buy, Damark Inc., Jostens, Target Bob Adkinson
Chairman & CEO of inVentiv Health, Director of Neurogen, former President and CEO of Coelacanth
Eran Broshy
25+ years experience: Target Direct, Marshall Field’s Direct, ClickShip Direct,
Damark International
Mike Moroz
Vice Chairman of Perseus, Director of Smithfield Foods, Inc., Danaher Corp., &
Choice Hotels International, non-executive Chairman of Raleigh Cycle Limited, former Managing Partner of Arthur Andersen
John T. Schwieters
CFO of MMA Financial, former Managing Director of Navigant Consulting,
Director of Chevy Chase Bank & Saul Centers Inc., former CFO of J.E. Roberts, former Partner Arthur Andersen
David B. Kay
25+ years experience: AHL Services (CFO), Snyder Communications (VP of
Corporate Development)
Brian H. Burke
25+ years experience: AHL Services (CEO), Snyder Communications (CFO &
Director), Director of inVentiv Health, Comstock Homebuilding Company, &
former Director Imagitas
A. Clayton Perfall
Background Name